Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 23, 1999 included in Elcom International, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP


Boston, Massachusetts
Date: January 30, 2001

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